UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2012
___________________

ARABIAN AMERICAN DEVELOPMENT COMPANY

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33926 (Commission File Number)	75-1256622 (IRS Employer Identification No.)

1600 Hwy 6 South, Suite 240, Sugar Land, Texas 77478
(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (409) 385-8300

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In accordance with Article III, Section 2 of the Registrant’s By-Laws, and by unanimous written consent of Registrant’s Board of Directors dated November 5, 2012, Gary K. Adams was appointed to be a member of the Board of Directors of the Registrant effective November 15, 2012, and shall hold office until the 2013 annual meeting of stockholders.  He will also be a member of the Nominating, Compensation and Audit Committees of the Company.  Mr. Adams holds a BS in Industrial Management from the University of Arkansas and has over 35 years of experience in the petrochemical and plastics industries including 20+ years with Chemical Market Associates Inc. (CMAI) beginning as director of the Monomers Market Advisory Service and progressing to President of CMAI from 1997 until its acquisition by IHS Chemical in 2011.  He is currently the Chief Advisor – Chemicals for IHS Chemical.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARABIAN AMERICAN DEVELOPMENT COMPANY

Date:  November 6, 2012                                                                By: /s/ Connie Cook___________
                          Connie Cook, Secretary